                                                                    EXHIBIT 99.4


                            ALLIANCE RESOURCES PLC
     UNAUDITED INTERIM STATEMENT FOR THE SIX MONTHS ENDED OCTOBER 31, 1996

                     CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                   SIX MONTHS   SIX MONTHS
                                                     ENDED         ENDED     YEAR ENDED
                                                  OCTOBER 31,   OCTOBER 31    APRIL 30,
                                                      1996         1995         1996
                                                   UNAUDITED     UNAUDITED     AUDITED
                                                  ------------  -----------  -----------
                                                      $   000      $   000      $   000
REVENUES                                                1,998        1,551        3,686
                                                      -------      -------      -------

COSTS AND EXPENSES:
 Exceptional costs arising from irregularities           (120)        (499)        (589)
 Other operating costs                                 (2,952)      (3,672)      (6,559)
                                                      -------      -------      -------
                                                       (3,072)      (4,171)      (7,148)
                                                      -------      -------      -------

OPERATING LOSS                                         (1,074)      (2,620)      (3,462)

Other income and deductions:
 Interest (net)                                            31          232          229
 Exceptional amounts written off investments                -            -         (201)

 Foreign exchange                                          56            -         (159)

NET LOSS                                                 (987)      (2,388)      (3,593)

LOSS PER SHARE (CENTS)                                   (0.3)        (0.8)        (1.1)

          CONSOLIDATED STATEMENT OF TOTAL RECOGNIZED GAINS AND LOSSES

                                                     SIX MONTHS    SIX MONTHS
                                                       ENDED         ENDED      YEAR ENDED
                                                    OCTOBER 31,   OCTOBER 31,    APRIL 30,
                                                        1996          1995         1996
                                                     UNAUDITED     UNAUDITED      AUDITED
                                                    ------------  ------------  -----------
                                                          $ 000       $   000      $   000
Loss for the financial period                              (987)       (2,388)      (3,593)
Foreign exchange translation                                 35           (31)           -
                                                          -----       -------   ----------
Total recognized gains and losses for the period           (952)       (2,419)      (3,593)
                                                          -----       -------   ----------

                            ALLIANCE RESOURCES PLC
     UNAUDITED INTERIM STATEMENT FOR THE SIX MONTHS ENDED OCTOBER 31, 1996

                           CONSOLIDATED BALANCE SHEET

                                                            AS AT             AS AT
                                                      OCTOBER 31, 1996   APRIL 30, 1996
                                                          UNAUDITED          AUDITED
                                                          $    000         $    000
                                                          --------         --------
ASSETS
Current assets
Cash and cash equivalents                                    2,515            1,177
Receivables                                                  1,911            1,357
                                                          --------         --------

Total current assets                                         4,426            2,534

Net property, plant and equipment                            4,368            7,311
                                                          --------         --------

Total assets                                                 8,794            9,845
                                                          ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                          1,903            1,998
Long term debt, excluding current installments                  88               92
                                                          --------         --------

Total liabilities                                            1,991            2,090
                                                          ========         ========

Stockholders' equity
Ordinary shares                                              5,105            5,105
Share premiums                                              20,157           20,157
Merge reserve                                                  401              401
Retained earnings                                          (18,860)         (17,908)
                                                          --------         --------

Total stockholders' equity                                   6,803            7,755
                                                          --------         --------
                                                             8,794            9,845
                                                          ========         ========

                            ALLIANCE RESOURCES PLC
     UNAUDITED INTERIM STATEMENT FOR THE SIX MONTHS ENDED OCTOBER 31, 1996

                        CONSOLIDATED CASH FLOW STATEMENT

                                                         SIX MONTHS ENDED                      YEAR ENDED
                                                               ENDED        SIX MONTHS ENDED    APRIL 30,
                                                         OCTOBER 31, 1996   OCTOBER 31, 1995      1996
                                                             UNAUDITED          UNAUDITED        AUDITED
                                                         -----------------  -----------------  -----------
                                                             US $000S           US $000S        US $000S
NET CASH (OUTFLOW) FROM OPERATING ACTIVITIES                         (529)            (4,766)      (5,399)
                                                                    -----             ------       ------
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received                                                      35                232          236
Interest paid                                                          (4)               (31)         (28)
                                                                    -----             ------       ------
NET CASH INFLOW FROM RETURNS ON INVESTMENTS AND
  SERVICING OF FINANCE                                                 31                201          208
                                                                    -----             ------       ------

INVESTING ACTIVITIES
 Payments to acquire tangible fixed assets                           (114)            (1,500)      (3,270)
 Payments to acquire investments                                        -                  -          (59)
 Payments associated with Merger expenses                            (246)                 -            -
 Receipts from sale of investments                                      -                  -           77
 Receipts from sales of tangible fixed assets                       2,227                696          740
                                                                    -----             ------       ------
NET CASH INFLOW / (OUTFLOW) FROM INVESTING ACTIVITIES               1,867               (804)      (2,512)
                                                                    -----             ------       ------

NET CASH / INFLOW (OUTFLOW) BEFORE FINANCING                        1,369             (5,369)      (7,703)
                                                                    -----             ------       ------
FINANCING
 Proceeds from issue of shares                                          -             12,087       12,087
 Share issue costs                                                      -               (439)        (443)
 (Decrease) in bank borrowings                                        (27)              (941)        (904)
 (Repayment) of development loans                                       -             (1,351)      (1,351)
 (Repayment) of other loans                                            (4)              (525)        (528)
                                                                    -----             ------       ------
NET CASH (OUTFLOW) / INFLOW FROM FINANCING                            (31)             8,831        8,861
                                                                    -----             ------       ------
INCREASE IN CASH AND CASH EQUIVALENTS                               1,338              3,462        1,158
                                                                    =====             ======       ======

NOTES

1. The comparative figures for the financial year ended April 30, 1996 are not the Group's statutory accounts for that year. Those accounts have been reported on by the Group's auditors and delivered to the Registrar of Companies. The report of the auditors was unqualified but included a statement regarding the adequacy of the Group's accounting records pending completion of the investigations into the activities of Mr. O'Brien, the former Chief Executive.

2. The interim financial information for the six months ended October 31, 1996 is unaudited and has been prepared in accordance with the accounting policies adopted in the statutory financial statements for the year ended April 30, 1996. The interim results reflect all adjustments which are, in the opinion of the directors, necessary for a fair presentation of the results for the interim periods presented and should be read in conjunction with the Consolidated Financial Statements presented elsewhere in this Proxy Statement. The interim results have been prepared in accordance with UK GAAP which differ in certain significant respects from US GAAP (see below).

                            ALLIANCE RESOURCES PLC
     UNAUDITED INTERIM STATEMENT FOR THE SIX MONTHS ENDED OCTOBER 31, 1996

3. The comparative figures for the six months ended October 31, 1995 have been extracted from the unaudited interim financial information dated on February 28, 1996.

4. During the six months to October 31, 1996, the Group completed its review of non-core assets and disposed of the non-operated properties owned by the wholly-owned subsidiary ARNO Inc. After depletion, the gross profit attributable to the properties disposed of in the period to October 31, 1996 was insignificant.

5. The exceptional costs arising from irregularities of $120,000 charged in the six month period ended October 31, 1996 relate largely to legal fees incurred in connection with the earlier proceedings against Mr. O'Brien and the subsequent settlement announced on August 13, 1996.

6. Included in debtors of $1,911,000 is an amount of $650,000 relating to professional fees incurred to date on the LaTex merger. It should be noted that this is an interim accounting treatment only and that on completion of the proposed transaction, the expenses relating to the merger itself will be capitalized as part of the cost of acquisition and the expenses relating to the issue of shares will be offset against the share premium account in accordance with the requirements of companies legislation.

7. Loss per share is based on the loss for the six months ended October 31, 1996 and on the weighted average of 324,152,633 ordinary shares of 1p each in issue during the period.

8. The directors do not propose to recommend the payment of an interim dividend.

SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

The Company's accounting policies conform with United Kingdom generally accepted accounting principles ("UK GAAP") which differ in certain respects from United States generally accepted accounting principles ("US GAAP"). Differences which have a significant effect on the consolidated profit after tax (net income) and shareholders' equity of the Group are set out below.

(a)  Ceiling tests

A ceiling test has been carried out, in accordance with UK GAAP on an annual basis, to determine the maximum net book amount of expenditure within the cost pool of oil and gas assets which may be recognized. The ceiling test is based on the Company's best estimate of the future cash flows from the underlying properties. Under US GAAP, SEC regulations require ceiling tests to be computed at current prices discounted to present value at 10%.

Under UK GAAP a ceiling test deficit should be written off to expense only if it indicated a permanent diminution in value. Under US GAAP any deficit should be charged immediately to the profit and loss account.

(b)  Goodwill

Under UK GAAP goodwill arising on acquisitions has been set off directly against reserves. Under US GAAP, goodwill arising from acquisitions is capitalized and amortized over its estimated useful life. However, following irregularities mentioned above, US GAAP requires the balance to be written off in 1995.

(c) Estimated proceeds of Alliance shares

As set out in note 4, the Company has recognized an exceptional credit of $272,000 relating to the right to receive the proceeds of the sale of Alliance shares resulting from the settlement with Mr. O'Brien under UK GAAP. Under US GAAP, such proceeds are recognized only on receipt.

                            ALLIANCE RESOURCES PLC
     UNAUDITED INTERIM STATEMENT FOR THE SIX MONTHS ENDED OCTOBER 31, 1996

(d)  Statements of cash flows

The Company has adopted United Kingdom Financial Reporting Standard No. 1 "Cash Flow Statements" ("FRS 1"). Its objectives and principles are similar to those set out in the US Statement of Financial Standards No. 95 "Statement of Cash Flows" ("SFAS 95"). The principal difference between the standards relates to classification. Under FRS 1, the Company presents its cash flows from (a) operating activities; (b) returns on investments and servicing of finance; (c) taxation; (d) investing activities; and (e) financing activities. SFAS 95 requires only three categories of cash flow activity: (a) operating; (b) investing; and (c) financing. Cash flows and taxation and returns on investments and servicing of finance shown under FRS 1 would, with the exception of dividends paid, be included as operating activities under SFAS 95. The payment of dividends would be included as a financing activity under SFAS 95.

For purposes of reporting cash flows, all cash at bank and in hand and bank overdrafts repayable on demand are considered cash equivalents.

EFFECT OF PROFIT AFTER TAX OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM GAAP AND UNITED STATES GAAP:

                                                  REFERENCE TO
                                                   NOTE ABOVE          SIX MONTHS ENDED OCTOBER 31
                                                  ------------        -----------------------------
                                                                          1996            1995
                                                                          ----            ----
                                                                          $000            $000
(Loss) after tax under UK GAAP                                            (987)         (2,388)
Adjustment to depletion consequent upon ceiling
test adjustment                                            a)              308             270
                                                                         -----         -------

Approximate (loss) after tax adjusted for US GAAP                         (679)         (2,118)
                                                                         =====         =======
Approximate (loss) per Ordinary Share (primary)
adjusted for US GAAP (cents)                                              (0.2)           (0.7)

(Loss) per Ordinary Share, UK GAAP (cents)                                (0.3)           (0.8)

EFFECT ON STOCKHOLDERS' EQUITY OF SIGNIFICANT DIFFERENCES BETWEEN UNITED KINGDOM GAAP AND UNITED STATES GAAP:

                                                  REFERENCE TO
                                                   NOTE ABOVE                 AS AT OCTOBER
                                                  ------------        -----------------------------
                                                                          1996            1995
                                                                          ----            ----
                                                                          $000            $000
Stockholders' equity under UK GAAP                                       6,803           8,933

Ceiling test and consequent depletion adjustment         a)             (1,683)         (2,158)

Estimated proceeds of Alliance shares                    c)               (295)               -
                                                                        -------         -------

Approximate stockholders' equity in accordance with
US GAAP                                                                  4,825           6,775
                                                                        =======         =======